PIMCO Variable Insurance Trust

Supplement dated February 29, 2008 to the
Prospectuses for Administrative Class Shares and Institutional Class Shares
of the Total Return Portfolio II, each dated May 1, 2007
Disclosure relating to the Total Return Portfolio II

The Board of Trustees of PIMCO Variable Insurance Trust (the "Trust") has approved a Plan of Liquidation for the Total Return Portfolio II (the "Portfolio") pursuant to which the Portfolio will be liquidated (the "Liquidation") on or about April 25, 2008 ("Liquidation Date").

Suspension of Sales. Effective April 1, 2008, the Portfolio will no longer sell shares to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other portfolios of the Trust.

Mechanics. In connection with the Liquidation, any shares of the Portfolio outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the Portfolio has paid or provided for all of its charges, taxes, expenses and liabilities.

Other Alternatives. At any time prior to the Liquidation Date, shareholders of the Portfolio may redeem their shares of the Portfolio and receive the net asset value thereof, pursuant to the procedures set forth under "Purchases and Redemptions - Redeeming Shares" in each Prospectus. Shareholders may also exchange their Portfolio shares for shares of the same class of any other portfolio of the Trust available to shareholders.

U.S. Federal Income Tax Matters. Although the Liquidation is not expected to be a taxable event for the Portfolio, for taxable shareholders, the automatic redemption of shares of the Portfolio on the Liquidation Date will generally be treated as any other redemption of shares, i.e, as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See "Tax Consequences" in each Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidation.

If you have any questions regarding the Liquidation, please contact the Trust at 1-800-927-4648.
Investors Should Retain This Supplement For Future Reference